Exhibit 99.1

CM Seven Star Acquisition Corporation Extends Period to Complete Business Combination with Renren Inc.’s Kaixin Auto Group, a Transaction Valued at Approximately $454 million

BEIJING, January 25, 2019 (GLOBE NEWSWIRE) -- CM Seven Star Acquisition Corporation (“CM7Star” or the “Company”) (NASDAQ:CMSS), a blank check company formed for the purpose of entering into a business combination with one or more businesses, today announced that it received a notice from its sponsor, Shareholder Value Fund (the “Sponsor”), to extend the time required for the Company to complete its proposed business combination with Kaixin Auto Group (“Kaixin”), a leading premium used car dealership network in China owned by, Renren Inc. (“Renren”) (NYSE:RENN) for an additional three-months, ending April 30, 2019. Promptly after delivering the notice, the Sponsor, or its designees, and Kaixin deposited an aggregate amount of approximately $2.1 million, representing $0.10 per public share, into the Company’s trust account pursuant to the terms of the investment management trust agreement entered into by the Company at the time of the Company’s initial public offering and pursuant to the terms of the definitive share exchange agreement previously entered into by the Company and Kaixin.

On November 6, 2018, CM7Star announced it had entered into a definitive share exchange agreement with Kaixin and its owner, Renren, to acquire 100% of Kaixin’s equity holdings for an initial consideration of approximately 28.3 million CM7Star shares, subject to certain indemnification arrangements, in a transaction valued at approximately $454 million. For further information about such transaction, please refer to CM7Star’s SEC filings.

About CM Seven Star Acquisition Corporation

In October of 2017, CM Seven Star Acquisition Corporation, a Cayman Islands exempted limited liability company completed its initial public offering. Sponsored by Shareholder Value Fund, a Cayman fund controlled by its Board of Directors, which has selected CM Asset Management (Hongkong) Company Limited (“CMAM”) to serve as the investment manager for the fund. CMAM is a wholly owned subsidiary of China Minsheng Financial Holding Corporation Limited, a HKSE listed Company. CM7Star was formed as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. CM7Star’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

About Renren Inc.

Renren Inc. (NYSE: RENN) operates a social networking service (SNS) business, used auto business and SaaS business. Renren’s American depositary shares, each of which represents fifteen Class A ordinary shares, trade on NYSE under the symbol “RENN”.

About Kaixin Auto Group

Founded in 2015 as a venture into China’s used car financing market by its corporate parent Renren Inc., Kaixin Auto Group is a leading premium used car dealership in China. Supported by the rapid growth of China’s used car market and leveraging its own hybrid business model that offers both strong online and offline presence, Kaixin has transformed from a tech-enabled financing platform into a nationwide dealer network that combines self-owned and affiliated dealers as well as value added and after-sale services.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of CM Seven Star Acquisition Corporation, Kaixin Auto Group, Renren Inc. and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. CM Seven Star Acquisition Corporation’s and Kaixin Auto Group’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CM Seven Star Acquisition Corporation’s, Kaixin Auto Group’s and Renren Inc.’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of CM Seven Star Acquisition Corporation, Kaixin Auto Group or Renren Inc. and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against CM Seven Star Acquisition Corporation, Kaixin Auto Group or Renren Inc. following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of CM Seven Star Acquisition Corporation or other conditions to closing in the share exchange agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the share exchange agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the share exchange agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on NASDAQ following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Kaixin Auto Group or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in CM Seven Star Acquisition Corporation’s proxy statement (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by CM Seven Star Acquisition Corporation, Kaixin Auto Group and Renren Inc. CM Seven Star Acquisition Corporation, Kaixin Auto Group and Renren Inc. caution that the foregoing list of factors is not exclusive. CM Seven Star Acquisition Corporation and Kaixin Auto Group caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of CM Seven Star Acquisition Corporation, Kaixin Auto Group and Renren Inc. undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance, if the business combination is completed, that the potential benefits of combining the companies will be realized. The description of the business combination contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the business combination, copies of which will be filed by CM Seven Star Acquisition Corporation with the SEC as an exhibit to a Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the transaction described herein, CM Seven Star Acquisition Corporation will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CM Seven Star Acquisition Corporation will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CM SEVEN STAR ACQUISITION CORPORATION ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CM SEVEN STAR ACQUISITION CORPORATION WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CM SEVEN STAR ACQUISITION CORPORATION, KAIXIN AUTO GROUP AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CM Seven Star Acquisition Corporation with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to CM Seven Star Acquisition Corporation Suite 1306, 13th Floor, AIA Central, 1 Connaught Road, Central, Hong Kong.

Participants in Solicitation

CM Seven Star Acquisition Corporation, Kaixin Auto Group, Renren Inc., and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CM Seven Star Acquisition Corporation ordinary shares in respect of the proposed transaction. Information about CM Seven Star Acquisition Corporation’s directors and executive officers and their ownership of CM Seven Star Acquisition Corporation’s ordinary shares is set forth in CM Seven Star Acquisition Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

For investor and media inquiries, please contact:

In China:
The Piacente Group, Inc.
Ross Warner
Tel: +86 (10) 5730-6201
Email: Kaixin@tpg-ir.com

In the United States:
The Piacente Group, Inc.
Jean Marie Young
Tel: +1-212-481-2050
Email: Kaixin@tpg-ir.com